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                                                                   EXHIBIT 10.19


                               AMENDMENT NO. 1 TO
                             DISTRIBUTION AGREEMENT

         This AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT, dated as of June 27, 2003 (this "Amendment") is entered into by and among CENTEX CORPORATION, a Nevada corporation ("Centex"), CAVCO INDUSTRIES, LLC, a Delaware limited liability company ("Cavco LLC"), and CAVCO INDUSTRIES, INC., a Delaware corporation ("Cavco" and, together with Cavco LLC, the "Cavco Parties");


                                  WITNESSETH:


         WHEREAS, Centex and the Cavco Parties entered into that certain Distribution Agreement, dated as of May 30, 2003 (the "Distribution Agreement"), in order to provide for the separation of the businesses conducted by Cavco LLC from the other businesses conducted by Centex and its Subsidiaries;

         WHEREAS, pursuant to Section 9.3 of the Distribution Agreement, Centex and the Cavco Parties desire to amend the Distribution Agreement in certain respects as provided herein; and

         WHEREAS, all capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Distribution Agreement;

         NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Distribution Agreement is hereby amended as follows:

                  a. Section 2.3(a) of the Distribution Agreement is hereby amended by deleting the words "Prior to the date and time at which the Merger is consummated (the "Merger Date")" and replacing them with the following:

                  "On the Distribution Date, but prior to the consummation of the Distribution,"

                  b. Section 2.4 of the Distribution Agreement is hereby amended by deleting the words "Merger Date" and replacing them with the following:

                  "the date and time at which the Merger is consummated (the "Merger Date")"


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                  c. The table contained in Section 1.2 of the Distribution
         Agreement is hereby amended to reflect that the term "Merger Date" is defined in Section 2.4.

         2. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the conflict of laws rules thereof.

         3. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         4. Except as amended or modified by this Amendment, the Distribution Agreement is hereby ratified by each of Centex and the Cavco Parties and shall remain in full force and effect in accordance with its terms.

                            [Signature page follows]


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                  IN WITNESS WHEREOF the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                       CENTEX CORPORATION


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                       CAVCO INDUSTRIES, LLC


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                       CAVCO INDUSTRIES, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

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